Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

In connection with the Annual Report of Arcturus Therapeutics Holdings Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2021 (the “Report”), I, Joseph E. Payne, President, Chief Executive Officer and Director of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 28, 2022	By:	/s/ Joseph E. Payne
Joseph E. Payne
President, Chief Executive Officer and Director (principal executive officer)